UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 29, 2004

                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                    0-023530                93-0997412
----------------------------        -----------         -------------------
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
        ----------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                    FORM 8-K

Section 8 - Other Events

Item 801.     Other Events

     On September 29, 2004, Trans Energy, Inc. entered into a preliminary agreement with Texas Energy Trust Company, a Delaware Business Trust with offices in Irving, Texas ("TETCO"), whereby Trans Energy will acquire from TETCO certain oil and gas leases and leasehold interests located in Wetzel and Marion Counties, West Virginia. The assets to be acquired include wells, pipelines, gas purchase agreements, oil hauling agreements, equipment, right of ways and other miscellaneous items related to the leases. A total of 229 wells are being acquired, of which 98 are currently producing, located on approximately 15,000 leased acres.

     In exchange for the assets to be acquired, Trans Energy has agreed to pay TETCO a purchase price consisting of cash and shares of Trans Energy restricted common stock. The final price is to be determined upon finalization of financial statements and appropriate due diligence.

     It is the intent of the parties that the acquisition will close within approximately 30 days and upon the satisfactory completion of Trans Energy's due diligence. There can be no assurance that the acquisition of assets will be consummated or, if consummated, that it will be consummated on the terms initially agreed upon.

Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TRANS ENERGY, INC.



Date:  October 5, 2004                By         /S/ ROBERT L. RICHARDS
                                         ---------------------------------------
                                          Robert L. Richards
                                          President and Chief Executive Officer


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